CalMaine Foods Burkenroad Reports Investment Conference April 29, 2022 Max Bowman, Chief Financial Officer

Forward-looking statements and use of non-GAAP financial measures

Forward-Looking and Cautionary Statements

This presentation contains "forward-looking statements" relating to, among other things, our shell egg business, including estimated future production data, expected construction schedules, projected construction costs, potential future supply of and demand for our products, potential future corn and soybean price trends, potential future impact on our business of the novel coronavirus ("COVID-19") pandemic, potential future impact on our business of new legislation, rules or policies, potential outcomes of legal proceedings, and projected operating data, including anticipated results of operations and financial condition. Such forward-looking statements are identified by the use of words such as "believes," "intends," "expects," "hopes," "may," "should," "plans," "projected," "contemplates," "anticipates," or similar words and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements are based on management's current intent, belief, expectations, estimates, and projections regarding us and our industry. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions, and other factors that are difficult to predict and may be beyond our control. The factors that could cause actual results to differ materially from those projected in the forward-looking statements include, among others, (i) the risk factors set forth in our reports we file from time to time with the SEC (including our Annual Report on Form 10-K, our Quarterly Reports on Forms 10-Q and our Current Reports on Forms 8-K), (ii) the risks and hazards inherent in the shell egg business (including disease, pests, weather conditions, and potential for product recall), including but not limited to the current outbreak of highly pathogenic avian influenza (HPAI) affecting poultry in the U.S., Canada and other countries (iii) changes in the demand for and market prices of shell eggs and feed costs, (iv) our ability to predict and meet demand for cage-free and other specialty eggs, (v) risks, changes, or obligations that could result from our future acquisition of new flocks or businesses and risks or changes that may cause conditions to completing a pending acquisition not to be met, (vi) risks relating to the evolving COVID-19 pandemic, including without limitation increased costs and rising inflation and interest rates and (vii) adverse results in pending litigation matters. You are cautioned not to place undue reliance on forward-looking statements because, while we believe that the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance these forward-looking statements will prove to be accurate. Further, the forward-looking statements included herein are only made as of the respective dates thereof, or if no date is stated, as of the date hereof. Except as otherwise required by law, we disclaim any intent or obligation to publicly update these forward-looking statements, whether as a result of new information, future events or otherwise.

Notice Regarding Non-GAAP Financial Measures

In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included herein if the reconciliation is not presented on the page in which the measure is published.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Cal-Maine Foods: corporate snapshot

U.S. EGG MARKET SCALE

#1 shell egg producer and distributor[1]

~**19%** shell egg market share[2]

~**13%** share of U.S table egg layer flock[3]

Category sales[4]


58%
39%
3%
Conventional
Specialty
Egg products and other

9 MONTHS ENDED 2-26-2022 FINANCIAL HIGHLIGHTS[5]

$1.2 billion revenue

$71.0 million EBITDA[6]

811.8 million dozens sold

47.2 million lbs. egg products sold[7]

~**27.7 thousand** acres owned

0x leverage[8]

Channel sales[9]


89%
8%
3%
Retail
Food Service
Egg products

CAL-MAINE FOODS' OPERATING FOOTPRINT[10]


CA
UT
AZ
NM
KS
OK
TX
MO
AR
LA
MS
AL
TN
KY
OH
GA
SC
NC
FL
PA
NY
NJ
Bahamas
Cuba
USVI

- Attractive presence in southern U.S.
- Egg-Land's Best™ specialty franchise in NYC, LA and other metro areas

CALM operation

Eggland's Best™ exclusive franchise territory

Presentation citations are available in the Appendix. Select items in this presentation may have been updated post-first production and are available in the presentation posted on the Cal-Maine Foods' website.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Scaled production and distribution capacity(1)



FULLY INTEGRATED OPERATIONS

~6.8 million eggs per hour production and processing capacity

41 production facilities

44 processing and packaging facilities

25 feed mills

3 breeding facilities

2 hatcheries

ROBUST PRODUCTION-TO-DISTRIBUTION CYCLE

Support laying:

Computer-controlled feeding, temperature and lighting

Monitored humidity and ventilation

Collect eggs

Eggs move on belts from laying facilities to processing plants for immediate grading and inspection

Wash, grade & pack:

Clean eggs graded in quality-control centers then finished

Refrigerate and deliver

Eggs are part of cold chain through delivery

FLOCK HOUSING


9%
91%
Company-owned
Contract production

FLOCK COMPOSITION (millions)(2)


9.4
42.7
Layers
Pullets and breeders

Image courtesy of Cal-Maine Foods.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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CALM investment thesis

Why Cal-Maine Foods?

1 FOCUS ON FOOD CHOICE

Affordable and nutritious protein portfolio

Shift to premium, including cage-free, nutritionally enhanced, organic and hard-cooked offerings

Leverage scale to drive network efficiencies and customer reach

Deploy key consumer insights to drive future category growth

2 VALUE DRIVERS

Excellent continued product and capability offerings to retail and food service customers

Focus on improving our financial results

Deep experience integrating acquisitions and executing on organic opportunities

Strong experience managing through an avian influenza crisis

3 GROWTH-POSITIONED

Evolve our human capital focus that elevates colleague health and well-being

Maintain capital allocation policy to support prudential expansion strategy

Support customers through the cage-free transition

Sustainability efforts focus on key areas, including food quality and safety, animal welfare and governance

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Focus on food choice Image courtesy of Ksenia Gashkova, Unsplash. CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 5

Position food portfolio to meet nutrition imperatives

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



2050 GLOBAL TRAJECTORIES

- ~9.7 billion people[(1)]
- 60% more food required[(2)]
- 69% calorie gap[(3)]

PUBLIC HEALTH NEEDS

- Eggs supply "key nutrients" that support infant brain development in first two years of life[(4)]
- Eggs are "uniquely positioned"[(5)] to support the UN goals of Zero Hunger and Good Health and Well-Being[(6)]
- Eggs are the "gold standard" for protein; each egg delivers one serving of protein[(7)]

CALL TO ACTION: FEED PEOPLE

- Serve as the most sustainable producer and supplier of high-quality, fresh eggs and egg products in the U.S.
- Invest in a socially beneficial product portfolio

"Access to nutritious and affordable food is a fundamental human right."

- Cal-Maine Foods' *Human Rights Statement*

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Drive favorable mix while meeting customer needs

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



CONTINUED VOLUME MIX SHIFT

Market shift accelerated in 2019 with state cage-free mandates and retailer commitments

Driving higher specialty shell egg sales volumes, largely in line with retail market[1]

Fiscal year shell egg volumes*
% of dozens sold


75%
25%
70%
30%
2019
2022 YTD
Conventional
Specialty

*FY19 includes the impact of specialty- co-pack egg sales volumes.

REVENUE CONTRIBUTION

Continue to drive shell egg premium products' revenue contributions

Expanded specialty capabilities, including cage-free, drives revenue contribution[2]

Fiscal year net shell egg sales (%) & net average selling price (NASP) $ per dozen


62%
38%
$1.041
$1.933
60%
40%
$1.206
$1.900
2019
2022 YTD
All shell egg NASP
$1.265
$1.414
Conventional sales mix & NASP
Specialty sales mix & NASP

SERVE EVOLVING RETAIL MARKET

Despite mix shift, conventional egg maintains core retail market position

Continue to manage production pipeline to meet our customers' needs

Despite mix shift, conventional eggs maintain leading retail market share (%)[3]


4%
11%
8%
77%
6%
15%
8%
71%
2019
2022 YTD
Free-range and pasture-raised
Cage-free and organic
Nutritionally enhanced
Commodity white and caged brown

Image courtesy of Grace O'Driscoll, Unsplash.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Scale hard-cooked egg offerings

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



HARD-COOOKED IS AN ATTRACTIVE CATEORY

- Protein-packed
- Keto-friendly and gluten-free
- Convenient for meal preparation and snacking
- Kid-friendly

OUR CAPABILITIES ARE SCALING

Hard-cooked operation expected on-line in late 2Q FY 23 with ~26 million pounds annual capacity

Plan to self-supply majority of eggs with initial focus on hard-cooked egg products

Leverage distribution relationships and drive category expansion from dairy to deli aisle

Pursue growth in commercial food services

CATEGORY CAPTURES MORE VALUE

Integrated production and processing capabilities help leverage more value from eggs during pre-peak lay

Ability to upcycle Medium eggs helps drive commercial throughput and category penetration

Egg size increases with hen maturity after ~15 weeks

Medium: great for hard-cooked

Large+ sizes; popular at retail

Image courtesy of Tahirah Walker, Unsplash.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Value drivers Image courtesy of Allison Marras, Unsplash. CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 9

Excellent service for blue-chip customer base

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned

MANAGE TOP-10 RELATIONSHIPS[1]

1: Walmart/Sam's Club	6: ALDI
2: H.E.B.	7: Costco
3: Publix	8: Specialty Egg[2]
4: Food Lion	9: Kroger
5: Wakefern	10: C&S Wholesale

Largest customer represents 29.8% of revenue

Top-3 customers represent 48.6% of revenue

MAINTAIN DIVERSE CUSTOMER BASE

Serve retail, wholesale and foodservice customers

High-quality, diverse and long-standing relationships

+60,000 retail locations

Store-door and distribution-center delivery

Proximity captures backhaul efficiencies in rising freight-cost environment

PROVIDE EGG SPECTRUM OF CHOICE[3]


Conventional white
Brown
Cage-free
Organic
Nutritionally enhanced
Free-range
Pasture-raised
Hard-cooked
Liquid products
OUR GOAL IS CUSTOMER CHOICE

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Continued key consumer insights evaluation 1 — Focus on food choice 2 — Value drivers 3 — Growth positioned CONVENTIONAL EGG BUYERS' SELECT DEMOGRAPHIC TRAITS«1» Four plus person households Households with children Hispanic households Percent of U S. conve ntional egg spend Gen Z bom 1995+ 1% Millennial bora 1977 1995 33% GenX bom 1965 1976 22% Younger boomers born 1956 1964 19% Older boomers born 1946 1955 16% Retirees & seniors bora before 1946 9% CAGE FREE EGG BUYERS’ SELECT DEMOGRAPHIC TRAITS Thre plus person households with income of $look+ Millennial and Gen X buyers Asian, Hispanic and households with children Dense urban area residents Percent of U S. cage free egg spend Gen Z bom 1995+ 1% Millennial bom 1977 1995 36% Gen X bom 1965 1976 2 4% Younger boomers bom 1956 1964 17% CS der boomers born 1946 1955 14% Retirees & seniors bom before 1946 8% ~98% of U.S. households purchase shell eggs and egg products. Buyers are prima ry cooks and meal makers who also seek “quick and easy” meal soluti ons when shopping/2) Plot Area CAL - MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 11

Leverage production to manage expense 1 — Focus on food choice 2 — Value drivers 3 — Growth positioned MANAGE COST OF SALES (COS) Farm produc tion costs, largely feed ingredients, facility and amortization, drives COS expense Since 2019, reduction in outside egg purc hased have helped offset shell egg cost of goods for dozens sold Cost of sales components ex egg products $ millions and % contribu tion'' $636 $223 $251 $669 $212 $134 56% 20% 22% 64% 20% 13% 2019 2022 YTD Farm production Processing packaging, and warehous e Egg purchases and other EMBED SUPPLY CHAIN RESILIENCE Dual and multi sourcing for key inputs, including feed ingredients, carton s and other packaging Supply chain thesis intact: while input prices remain volatile, we anticipate we will be able to source and meet our needs FY21 Top 20 vendor expense exposure^ Feed ingredients Egg cartons and packaging. 17% Poultry stock, 1% ^ Labor. 4% Housing and equipment. Franchise and marketing, 8% Egg purchases, 18% SCALE SELF PRODUCED VOLUMES Oar continued investment in cage - free capabilities drives higher produced to - sold ratio volumes Purchase of remaining interest in Red River Valley Egg Fa rm further reduced egg purchase needs Shell egg percent produced - sold ratio 80% 93% 2019 2022 YTD ■ Produced to sold ratio CAPITALIZE ON CAPABILITIES Self production offers relatively attractive expense profile compared to outside purchase opportunities Self produced capability additionally supports flexibility to meet customer order needs Self produced and outside egg purchase cost % and $ per dozen $0.95 Purchased $1.16 Purhcased 22% $1.28 23% $1.57 34% 30% 44% 47% Processing, packaging & warehouse Oth farm costs, including amortization Feed CAL MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29,
2022

Navigate volatile feed ingredient pricing 1 — Focus on food choice 2 — Value drivers 3 — Growth positioned MONITOR FEED INGREDIEN T INPUTS Expect continued feed market volatility given market drivers Russian war against Ukraine has hampered Black Sea grai n exports USDA’s March projections estimate that 2022 U.S. corn planted acreage declines to 89.5 million, or ~4%, vs. prior year*' ) Average observed CBOT feed ingredient price in CALM fiscal quarter As of April 22.2022 $299 $288 $359 $423 $411 $364 $338 $ 412 $473 $3.34 $3.28 $3.92 $4.46 $6.10 $5.96 $5.43 $6.13 $7.57 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Average com px/bu shel A verage soybean meal px/ton U.S. CORN SUPPLY TIGHTENS U.S. April corn stock to - use ratio projection at 9.6% for 2021/2022 planting and harvest cycled Stocks for major corn exporting countries, including the U.S., expected to be lowest since 12/13(3) 2021/2 022 USDA U.S. corn ending stock bushel millions and total use projections 0.104 0.096 0.096 14835 14935 14935 1540 1440 1440 Feb 22 Mar 22 Apr Corn ending stock Corn total use Projected stock total use ratio CALM FEED APPROACH Remain focused on monit oring feed ingredients' pricing exposure Stay close to markets with purchases Access feed markets opportunistically Continued focus on production efficiencies under our control FY22 feed ingredients’ price impacts on per dozen shell egg farm productio n cos ts«)

in feed ingredient $ per dozen impact Bushel of corn $0.28 $0.01 Ton of soybean meal $25.50 $0.01 CAL
MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 13

Build on strong acquisition and integration track record

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned

SUCCESSFUL INTEGRATION HISTORY INFORMS OUR OUTLOOK



23 SUCCESSFUL INTEGRATIONS SINCE 1989[1]

ACQUISITION BENEFITS
- Geography
- Cage-free capability
- Milling
- Processing

SYNERGY HIGHLIGHTS
- Customer proximity
- Specialty franchise access
- Integrated distribution
- Scalable throughput

TOP-FIVE PRODUCERS: LAYER HEN RANKINGS[2]

Top 5 producers own ~37% of U.S. layer hen flock


Cal-Maine Foods
14%
Rose Acre Farms
8%
Hillandale Farms
6%
Versova Holdings
6%
Daybreak Foods
4%
Other
62%

In 2020, the top-five broiler hen producers processed 59% of U.S. ready-to-cook products[3]

ADDITIONAL MEANINGFUL OPPORTUNITIES AHEAD[4]

March 2022: $82.5 million investment for new cage-free capacity and conversion of existing capacity to cage-free production

December 2021: additional investment in Southwest Specialty venture to enhance distribution and warehousing capabilities in California , Arizona and Nevada markets

October 2021: investment in MeadowCreek operation to produce hard-cooked and other higher-value egg products

3Q22: ~$123.3 million of capital allocated but not yet deployed to enhance cage-free capabilities

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Focus on improving our financial results

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



Image courtesy of Priscilla Dupreez, Unsplash.

DRIVE NET SALES[1]

Strive to improve top-line growth that is levered to shell egg price and continued customer wins

Mix shift to specialty helps mitigate reliance on more volatile conventional shell egg prices

FY revenue $ millions
net average selling price (NASP) $ per dozen



$1.265
$1.231
$1.217
$1.414
$1,361
$1,352
$1,349
$1,184
2019
2020
2021
2022 YTD
Revenue
Shell egg NASP

DRIVE EBITDA GROWTH[2]

Working to drive our EBITDA contribution and margins higher

Maintain focus on revenue shift with continued expense management contribution

FY adjusted EBITDA $ millions
EBIDTA margin %



9%
6%
4%
6%
$128
$79
$50
$71
2019
2020
2021
2022 YTD
Adjusted EBITDA
Adjusted EBITDA margin

FOCUS: LONG-TERM VALUE

FY22 earnings per share improvement driven by improved shell egg pricing

Remain focused on platforming the business to drive longer-term value

FY earnings per diluted common share (EPS)



$1.12
$0.38
$0.04
$0.46
2019
2020
2021
2022 YTD
EPS

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Seasoned HPAI risk management team

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned

MANAGING THROUGH AVIAN INFLUENZA

Our long-tenured and seasoned operations team helped us manage through the 2014 – 2015 avian influenza outbreak.

They continue to help us protect our people, our food and our flock.

WHAT IS HIGHLY PATHOGENIC AVIAN INFLUENZA (HPAI?)(1)

Caused by an "influenza type A virus"

Impacts chickens, turkeys and other domesticated birds, in addition to wild birds

HPAI has long-impacted commercial poultry and egg production in Europe and Asia

U.S. domesticated bird outbreak confirmed February 8, 2022

~**23.3 million** table egg layers culled; ~**7.2%** of the table egg layer flock impacted based on Feb. 2022 levels(2)

BIOSECURITY FOCUS

Key focus areas for robust biosecurity include:

Prohibit non-essential guests

Require vehicle sanitation before entry

Enforce biosecure perimeters with required clothing, footwear and gear sanitation

Sharpened control measures that prevent site-specific contact between our flock and wild birds

SERVE CUSTOMERS DURING HPAI-IMPACTED EGG MARKET

Continue to focus on meeting customer needs in any market conditions

Ability to self-produce helps minimize HPAI transmission risk tied to outside egg purchases

USDA lowered shell egg production and per capita disappearance estimates for CY22

U.S. egg production & disappearance projection changes since HPAI confirmation(3)

	Feb-22	Apr-22	Revision
Shell egg production estimates (mn. dzns.)	9,430	9,070	-3.8%
Per capita egg disappearance	287.3	277.8	-3.3%

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Growthpositioned Image courtesy of Jingxi Lau, Unsplash. CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 17

Poised to execute amidst tighter supply indicators 1 —Focus on food choice 2 —Value drivers 3

Growthpositioned U.S. LAYER HEN TIGHTENED SUPPLY«» Layer hen supply is a key indicator of table egg production capacity* • Apr. l, 2022: table egg layer hen inventory of 305.2 million reflects recent HPAI impacts • Lowest level since Feb. 2016, during 20142015 outbreak recovery7 • In this cycle: 23.3 million layer hens, or 7.2%, national flock impacted based on Feb. 2022 preHPAI levels • This cycle impacts felt earlier in the season • Current outbreak impacted layer hen flock in lateFeb. 2022 • Previous outbreak impacted layer hen flock midApr. 2015 U.S. table egg layer hen inventory (millions) I April 1. 2022 Table egg layers hen inventory (millions) 345335325315305295 2852754/1/20144/1/20154/1/2016 Table

egg layer hen inventory, trailing 5year avereage (millions)Table egg layer hen inventory (millions)TABLE EGG SUPPLY MAY BE MODULATING«2* U.S. table egg production modulating since 20192020 highs • Mar. 2022 ~8.0 billion shell production decreased ~i.8% YoY; trails well below fiveyear monthly average • Twelvetrailing month (TIM) shell egg production levels below 2020 and 2021 levels • Mar. 2022 table egg break up 10.5% YoY • Indicates more constructive food service demand vs. 2021COVID-19 impacted period • TIM break increased 9.1% versus prior year U.S. shell egg monthly and TTM production (billions) I April 1. 2022 U.S. shell egg monthly and TTM

production (billions) | April 1, 2022 tt Monthrly table egg production (billion)TM table eg produciton (billion) 8.5

7.5

6.5

4/1/20144/1/20154/1/20164/1/20174/1/20184/1/20194/1/20204/1/20214/1/2022TTM

table egg productionMonthlry table egg productionsCALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 18

Continue to evolve our strong human capital focus 1 — Focus on food choice 2 Value drivers 3 —Growth-positioned Jia Scott, left, serves as Vice President, Treasury, and oversees the company’s treasury management, accounts payable and corporate tax functions. Jia also helps oversee the company’s philanthropic and corporate sustainability initiatives. Rhonda Whiteman serves as VicePresident, Operations Accounting. Rhonda’s role is to plan, direct and coordinate operational activities to drive development and implementation of efficient and costeffective systems to meet current and future enterprise needs. ENHANCED HUMAN RIGHTS FOCUS CALM Board of Directors approved

Human Rights Statement in 202lM We strive to offer nourishing, healthy products, freely chosen,attractive employment opportunities and a supportive workplace culture We align our mission to feed people with

United Nations Sustainable Development Coals 2 ZERO HUNGER 3 GOOD HEALTH AND WELLBEING 8 DECENT WORK AND ECONOMIC GROWTH OFFER ATTACTIVE WORK CULTURE Strive to attract and retain talent with competitive compensation and benefits Continue to offer abovemarket compensation premium average weekly wage versus industry Health plan and insurance Retirement plan Insurance Colleague assistance CONTINUED

COMMUNITY SUPPORT(2) We support hunger relief in communities where we operate and beyond Since FY 2018, we have donated ~5.4 million dozen fresh shell eggs, or ~64.5 million servings of protein Cumulative fiscal year fresh egg donations (dozen millions) 0.3 0.8 2.2 4.7 5.7 2018 2019 2020 2021 2022 YTD CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT

CONFERENCE | APRIL 29, 2022 19

Drive colleague engagement and safety outcomes

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



Trisha Perkins, left, and Melvin Bonds serve as Corporate Safety Managers who develop and deploy enterprise safety protocols and training. They also manage enterprise health and safety compliance and regulatory reporting.

DRIVE STRONG SAFETY OUTCOMES

Strong and steadily improving safety outcomes

Consistent poultry-industry safety outperformance

Vendors and contractors must adhere to our health and safety protocols

OSHA safety outcomes: poultry-raising industry
Total recordable injury rate (TRIR) % | NAICS 1123[1]


4.5
4.9
3.5
2.9
2019
2020
2021
CALM
Industry

CONTINUOUS COLLEAGUE ENGAGEMENT

100% Operating locations maintain Safety and Health Committees with individual contributor representation

Strong culture of OSHA-aligned safety training and reporting

Enterprise Respiratory Protection Program (RPP) supports our colleagues' respiratory health and well-being in a business-as-usual operating model

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Execute against capital allocation priorities 1 — Focus on food choice 2 Value drivers 3 —Growthpositioned

OX leverage Our $250 million undrawn credit facility provides flexibility and allows for growth(1) MANAGE CASH PRIORITIES Selective acquisition posture for cagefree capacity Variable dividend policy driven by commoditylike, cyclical business model FY use of cash ($ millions)* $128$169$97$100$42 $45$2 $6$18 $45$68$124$95

$492019202020212022 YTDCapexAcquisitionsDividends

paidFY 2022 use of cash includes $6.1 million accrual for payment of 3QFY22 common dividend. Select totals may not foot to Forms 10-Q and Forms 10K due to rounding PRIORITIZE

LIQUIDITY Maintain current assets, including cash and securities’ balances, to support operating needs Continued focus on funding investments for longerterm growth, primarily organic and bolton cagefree opportunities Total current assets, cash and investment securities ($ millions) $568$522$520$523$319$232$170$97 2019 2020 2021 2022 YTD Total cash and AFSTotal current assetsBALANCE CAPEX PIPELINECommitted

$625 million to expand cagefree production capabilities since 2008Our cagefree tenorremains relatively balanced between allocation and deploymentCagefree investment pipeline ($ millions)4Q22$41$115 $1562Q22$52$104$1561Q22

$39$99$1394Q21 $47$94$1413Q21

$52$90$142$25 $45$65$85

$105 $125 $145 $165 Remaining projected costSpent at quarterend Project costCALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 202221

Positioned to supply transitioning shell-egg demand

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned



CAGE-FREE DEMAND DRIVERS

Husbandry focus

Appetite for diverse housing conditions

Consumer social responsibility

Focus on human and animal health and well-being

Legislative actions

~27–32% households expected to reside in mandated cage-free states in 2026(1)

CAGE-FREE DEMAND REQUIREMENTS

Assess current state

~33%–35% flock currently housed in cage-free conditions(2)

Meet retailer commitments

~70% flock may require cage-free housing by 2026; average capital cost ~$45 per bird(3)

Invest capital

~$5.9 billion required industry investment to complete estimated cage-free capacity build(4)

CALM CAGE-FREE SUPPLY PLAN

Meet customers' needs

~$625 million CALM cumulative commitment to expand cage-free capabilities since 2008(5)

Align sales

23.0% FY22 total net shell egg sales tied to cage-free egg sales; will continue to pace revenue with cage-free uptake(6)

U.S. retail cage-free egg sales at multi-outlet retailers(7)

	CY 2021	CY 2022 YTD
~Retail volume share	15.1%	19.6%
~Retail sales share	25.3%	28.6%

Image courtesy of Cal-Maine Foods.

CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022

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Building on our sustainable cornerstone

1 — Focus on food choice 2 — Value drivers 3 — Growth-positioned

QUALITY FOOD CHOICES
Our efforts continue to drive strong results

#1 score
#1 ISS score: product safety, quality & brand[1]

zero
product recalls or market bans in prior three fiscal years[2]

100%
SQF™-certified with very strong compliance record[3]

ENVIRONMENTAL STEWARDSHIP
We continue to evaluate our impacts

GHG intensity
relatively favorable animal protein emission profile[4]

Land use
our owned farms carefully manage nutrient plans[5]

Water use
committed to robust water management in value chain[6]

ANIMAL WELFARE
Our certifications evidence strong welfare commitment[7]

Certifications
UNITED EGG PRODUCERS CERTIFIED — CERTIFIED HUMANE RAISED & HANDLED — American Humane CERTIFIED

Protocols
Water, nutrition and handling protocols advance our ability to deliver for stakeholders

Breeds
White Leghorn — a relatively high-welfare breed — produces the majority of our eggs

CORPORATE GOVERNANCE
Committed to strong and diverse board[8]

57% independent
Outside director joined the Board in March 2021

29% female
29% of our board members identify as female

14% multicultural
14% of board members identify as a member of ethnic or cultural minority community

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Key takeaways Image courtesy of Anshu A, Unsplash. CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 24

Key takeaways

1.073 billion dozens sold FY21

Largest producer and distributor of fresh shell eggs and egg products in the U.S.

60+ years operating

Proven and highly efficient operators with deep talent bench and industry expertise

Quality food choices

Nimble and poised to meet evolving consumer food choice preferences

Sustainable platform

Commitment to sustainable operating platform is core to our mission

Adept acquirer & integrator

Significant growth and acquisition opportunities in a fragmented market

Prudential capital allocation

Robust financial position to support growth initiatives

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Appendix Image courtesy of Max Griss, Unsplash. CAL-MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE |

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Key market indicators URNER BARRY SOUTHEAST LARGE INDEX Observed FY average daily price per dozen(1) $1.55 $1.76 $0.85 $1.49 $1.23 $1.22 $1.16 $1.61 2015 2016 2017 2018 2019 2020 2021 2022 YTD U.S. CONSUMER EGG EXPENDITURES(2) U.S. consumer demographic egg expenditures 2015 through 2020 $90 $82 $69 $61 $69 $66 $68 $82 $67 $73 $63 $80 $171 $80 $70 $60 $50 $40 $30 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 1/1/2020 25 34 45 54 56 64 74 CALM FEED SENSITIVITY ANALYSIS Change in price per bushel of corn Change in price per ton soybean meal ($0.84) ($0.56) ($0.28) $0.00 $0.28 $0.56 $0.84 ($76.50) 0.486 0.496 0.506 0.516 0.526 0.536 0.546 ($51.00) 0.496 0.506 0.516 0.526 0.536 0.546 0.556 ($25.50) 0.506 0.516 0.526 0.536 0.546 0.556 0.566 $0.00 0.516 0.526 0.536 0.546 0.556 0.566 0.576 $25.50 0.526 0.536 0.546 0.556 0.566 0.576 0.586 $51.00 0.536 0.546 0.556 0.566 0.576 0.586 0.596 $76.50 0.546 0.556 0.566 0.576 0.586 0.596 0.606 * Based on FYTD 22 actual costs; table flexes feed cost input s to demonstrate $0.01 impacts per dozen egg feed production costs. CALM FEED IMPACT PER DOZEN(3) Corn and soybean meal prices and impact per dozen eggs produced ($) Feed cost $ per dozen produced Corn $/bushel & Soy 100's $ton 0.70 $6.13 7.00 0.60 $0.56 6 .00 0.50 $4.12 5.00 0.40 4.00 0.30 3.00 0.20 2.00 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1.00 Feed cost Corn Soybean meal CAL MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 27

Select income statement highlights Cal Maine Foods' select income statement highlight (in thousands, excepted store amount) 39 weeks ended Fiscal year ended February 26. 2022 Februar / 27, 2021 May 29. 2021 May 30. 2020 Net sale 1,1 84,195 999,189 1,348,987 1,351,609 Cross profit 1 41,974 1 22,732 160,661 179,588 Operating income (loss) (2,162) (13,238) (26,264) 1,269 Other income, net 21,814 15,462 16,31 5 1 8,790 Income (loss) before income taxe 19,652 2,224 (9,949) 20,059 Net income (loss) attributable to Cal Maine Foods, Inc 22,664 6,304 2,060 $ 1 8,391 Net income (loss) per common share: Basic $ 0.46 0.13 0.04 $ 0.38 Diluted Weighted average shares outstanding: 0.46 0.13 $ 0.04 0.38 Basic 48,888 48,51 1 48,522 48,467 Diluted 49.035 48.649 48.656 48.584 CAL - MAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 28

Select operating results (in thousands, except percentage data) 39 weeks ended Fiscal year ended February 26, 2022 February 27, 2021 May 29, 2021 May 30, 2020 Dozens

sold: Conventional 568,51 1 599,625 785,446 81 3,255 Specialty 243,310 21 7,735 287,765 255,895 Total 81 1,821 81 7,360 1,073,21 1 1 ,069,1 50 Dozens produced

757,677 731,205 970,837 927,799 Percent produced to sold 93.3% 89.5% 90.5% 86.8% Percent specialty sales dozens 30.0% 26.6% 26.8% 23.9% Percent specialty sales dollars 40.2% 4 2.0% 41.1% 36.8% Net average selling price per dozen: Conventional S 1.206 $ 0.934 $ 0.976 $ 1.021 Specialty S 1.900 $ 1.876 $ 1.876 $

1.897 Total $ 1.414 $ 1.1 85 $ 1.21 7 $ 1.231 Farm production costs (per dozen produced) Feed s 0.546 $ 0.4 22 $ 0.446 $ 0.409 Other $ 0.3 50 $ 0.318 $ 0.320 $ 0.329 Total $0.896 $ 0.740 $ 0.766 $ 0.738 Outside egg purchases (average

cost per dozen) $ 1.570 $ 1.230 $ 1.220 $ 1.260 CALMAINE FOODS | BURKENROAD REPORTS INVESTMENT CONFERENCE | APRIL 29, 2022 29

EBITDA reconciliation NonGAAP Measure EBITDA EBITDA is a nonGAAP measure and defined as net income attributable to CalMaine Foods, Inc. plus interest, taxes, depreciation and amortization.The following table sets forth a reconciliation of EBITDA to net income attributable to CalMaine Foods, Inc.: Earnings before interest, taxes, depreciation and amortization (EBITDA) Fiscal year ended 39 weeks ended (dollar thousands) 2017 2018 2019 2020 2021 Feb21 Feb22 Net income floss) attributable to CalMaine Foods, Inc Add: Interest expense (74,278) 318 125,932 265 54,229 644 18,391 498 2,060 213 6,304 205 22,664 262 Add: Income tax expense (benefit)

(39,867) (8,859) 1 5,743 1,731 (12,009) (4,080) (2,921) Add: Depreciation and amortization 49,113 54,026 54,650 58,103 59,477 44,391 50,996 EBITDA

(64,714) 171,364 125,266 78,723 49,741 46,820 71,001 Anti trust legal settlements & related fees 2,537 83,140 2,495 117 53 0 0 Adjusted EBITDA (62,177)254,504 127,761 78,840 49,794 46,820 71,001 CALMAINE FOODS | BURKENROAD

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Citations

Slide 2 – Cal-Maine Foods' snapshot

1) Rankings from *Watt Poultry*. "2022 PoultryTop U.S. Egg Producers Rankings." Data as of December 31, 2021.
2) *World Agricultural Supply and Demand Estimates* (WASDE). U.S. market share data is as of-calendar year-end; CALM percent of shell egg market share based on fiscal year egg disappearance data, which excludes breaking eggs and exports. Also excludes CALM portion of eggs sold to food service channel.
3) Company filings and USDA. Cal-Maine Foods' table egg layer hen flock as of February 26, 2022 comprised 42.7 million. As of February 28, 2022, USDA reports table type layer hen flock of ~322.7 million.
4) Expressed as percent of fiscal year 2022 net sales. Percent of specialty sales are classified as nutritionally enhanced, cage-free, organic, brown eggs, pasture-raised and free-range eggs. Egg product sales and Other sales represent hard-cooked eggs, hatching eggs and other miscellaneous products that are included with shell egg operations. Select totals may not foot to published Company disclosures, including Forms 10-K, due to rounding.
5) Financial highlights represent year-to-date, fiscal year 2022 data as of February 26, 2022 unless otherwise noted.
6) Non-GAAP EBITDA reconciliation located in Appendix
7) Shell egg operations have run at or exceeded shell egg capacity for the fiscal year as published in the most recent Form 10-K
8) Balance sheet leverage as February 26, 2022.
9) Expressed as percent of fiscal year 2022 year-to-date sales as of February 26, 2022. Select totals may not foot to published Company disclosures, including Forms 10-Q and 10-K, due to rounding.
10) Eggland's Best franchise territory includes Land O'Lakes market areas and includes investment in unconsolidated entity.

Slide 3 – Scaled production and distribution capacity

1) As of CALM fiscal year-end 2021 unless otherwise noted.
2) As of 3QFY 2022.

Slide 6 – Position food portfolio to meet nutrition imperatives

1) Intergovernmental Panel on Climate Change. *Climate Change 2022: Mitigation of Climate Change. Working Group III Contribution to the Sixth Assessment Report of the Intergovernmental Panel on Climate Change*. April 4, 2022. https://report.ipcc.ch/ar6wg3/pdf/IPCC_AR6_WGIII_FinalDraft_FullReport.pdf. Retrieved on April 6, 2022.
2) Graziano Da Silva, Jose. "Feeding the World Sustainably." United Nations *UN Chronicle*. https://www.un.org/en/chronicle/article/feeding-world-sustainably. Retrieved on October 21, 2021.
3) Ranganathan, Janet. World Resources Institute. "How to Sustainably Feed 10 Billion People by 2050, in 21 Charts". December 5, 2018. World Resources Institute. "Creating a Sustainable Food Future: Interim Findings." December 2, 2013. https://www.wri.org/research/creating-sustainable-food-future-interim-findings. https://www.wri.org/insights/how-sustainably-feed-10-billion-people-2050-21-charts.
4) USDA. *Dietary Guidelines for Americans, 2020-2025* Chapter 2: Infants and Toddlers. Page 60. https://www.dietaryguidelines.gov/sites/default/files/2021-03/Dietary_Guidelines_for_Americans-2020-2025.pdf. Retrieved on November 19, 2021.
5) Morris, Saul S. "An egg for everyone: Pathways to universal access to one of nature's most nutritious foods." Wiley *Maternal and Child Nutrition*. March 17, 2018. https://onlinelibrary.wiley.com/doi/epdf/10.1111/mcn.12679. Retrieved on October 21, 2021.
6) United Nations. Goal 2: Zero Hunger. https://www.un.org/sustainabledevelopment/hunger/. Retrieved on October 21, 2021.
7) Zelman, Kathleen M. "Good Eggs: For Nutrition, They're Hard to Beat" Webmd.com. https://www.webmd.com/diet/features/good-eggs-for-nutrition-theyre-hard-to-beat#1 Retrieved on October 21, 2021 and Cal-Maine Foods' Fiscal Year 2020 *Scaling our Sustainability* report. We believe our finished eggs, which are nutrient dense, are important to help people meet their nutritional needs. With each egg, we deliver ~70 calories and one serving, or six grams of protein, which comprises about 10 percent of the protein required to support a 2,000-calorie daily nutrition need.

Slide 7 – Drive favorable food portfolio mix while meeting customer needs

1) Company filings and other public disclosures. Specialty sales are classified as nutritionally enhanced, cage-free, organic, brown, pasture-raised and free-range eggs.
2) Represents percent of net shell egg sales and excludes Other sales, including hard-cooked eggs, hatching eggs, other egg products, hens and manure, which are included with our shell egg operations.
3) IRI Unify. U.S. multi-outlet data tied to CALM fiscal year through February 27, 2022. Select totals may not foot due to rounding. Percent of market share data based on shell egg dozens sold. IRI multi-outlet retail data based on representative sampling.

Slide 10 – Excellent service for blue-chip customer base

1) Data as of fiscal year 2021 unless noted. For more information about our revenue concentration, please review our most recent Form 10-K.
2) Includes investment in unconsolidated entity.
3) Eggs packed in USDA grademarked consumer packages labeled as cage-free must be produced by hens housed in a building, room, or enclosed area that allows for unlimited access to food, water, and provides the freedom to roam within the area during the laying cycle. Eggs packed in USDA-grademarked consumer packages labeled as free-range must be produced by hens housed in a building, room, or area that allows for unlimited access to food, water, and continuous access to the outdoors during their laying cycle. The outdoor area may be fenced and/or covered with netting-like material. USDA does not regulate pasture-raised claims; these husbandry are typically certified by third-party providers.

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Citations

Slide 11 – Continued key consumer insights evaluation

1) IRI Unify. All Outlets, Last 52 Weeks ending 03.27.2022. Conventional Egg Buyers n=48,934 and Cage Free Egg Buyers n= 16,026
2) Numerator, Psychographics.

Slide 12 – Leverage production to manage expense

1) Company data.

Slide 13 – Navigate volatile feed ingredient pricing

1) USDA Foreign Agricultural Service. *Stability in Rice Markets Contrasts with Volatility in Wheat and Corn.* April 2022. https://apps.fas.usda.gov/psdonline/circulars/grain.pdf. Retrieved on April 15, 2022. USDA *Prospective Plantings*. March 31, 2022. Prospective Plantings 03/31/2022 (usda.gov). Retrieved on April 18, 2022.
2) World Agricultural Supply and Demand Estimates (WASDE). April 11, 2022. https://www.usda.gov/oce/commodity-markets/wasde/historical-wasde-report-data. Retrieved on April 15, 2022.
3) USDA Foreign Agricultural Service. *International Agricultural Trade Report.* "The Ukraine Conflict and Other Factors Contributing to High Commodity Prices and Food Insecurity." April 6, 2022. https://www.fas.usda.gov/data/ukraine-conflict-and-other-factors-contributing-high-commodity-prices-and-food-insecurity. Retrieved on April 18, 2022.
4) Company data for fiscal year 2022 YTD.

Slide 14 – Build on strong acquisition and integration track record

1) Company press releases and filings
2) 2022 WattPoultry Top U.S. Egg Producers' rankings. https://www.eggindustry-digital.com/eggindustry/january_2022/MobilePagedReplica.action?pm=2&folio=AD1#pg1
3) WattPoultry USA. "Top broiler companies contend with COVID-19 in 2020". https://www.wattpoultryusa-digital.com/wattpoultryusa/march_2021/MobilePagedArticle.action?articleId=1668232#articleId1668232
4) Company press releases and filings.

Slide 15 – Focus on improving our financial results

1) Company filings.
2) EBITDA is a non-GAAP measure. For a reconciliation o non-GAAP measures to GAAP presentation please review the non-GAAP reconciliation located in Appendix.

Slide 16 – Seasoned HPAI risk management team

1) U.S. Department of Agriculture Animal and Plant Health Inspection Service (APHIS). *Avian Influenza.* February 16, 2022. https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal-disease-information/avian/avian-influenza
2) U.S. Department of Agriculture Animal and Plant Health Inspection Service (APHIS). *2022 Detections of Highly Pathogenic Avian Influenza.* Retrieved on April 22, 2022. https://www.aphis.usda.gov/aphis/ourfocus/animalhealth/animal-disease-information/avian/avian-influenza/2022-hpai. Percent of the U.S. table egg layer flock impacted based on USDA's February 2022 reported table egg layer levels. Table egg layers impacted from APHIS reporting as of April 24, 2022.
3) USDA's *WASDE* report as of April 2022. Retrieved on April 12, 2022. https://www.usda.gov/oce/commodity/wasde/wasde0422.pdf

Slide 18 – Poised to execute amidst tighter supply indicators

1) U.S. Department of Agriculture National Agricultural Statistics Service. April 21. 2022. Retrieved on April 21, 2022. https://quickstats.nass.usda.gov/results/006F15BD-5F90-34AF-9BCD-D90873B34E20
2) U.S. Department of Agriculture National Agricultural Statistics Service. April 21. 2022. Retrieved on April 21, 2022. https://quickstats.nass.usda.gov/results/93B5C494-694D-3749-B878-CF91F27BDBE6

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Citations

Slide 19 – Continue to evolve our strong human capital focus

1) Cal-Maine Foods' *Human Rights Statement*. https://www.calmainefoods.com/media/1189/cal-maine-foods-human-rights-statement-final.pdf.
2) Cal-Maine Foods' Company data.

Slide 20 – Drive colleague engagement and safety outcomes

1) Occupational Safety and Health Administration (OSHA) total recordable incident rate (TRIR) for Cal-Maine Foods as of 2021 fiscal year end. Poultry-raising NAICS sector 1123 TRIR data as of CY 2020, the most recent year in which the Bureau of Labor Statistics (BLS) released data.

Slide 21 – Execute against capital allocation priorities

1) Company filings and press releases.

Slide 22 – Positioned to supply transitioning shell egg demand

1) *Hen Housing Requirements by State*. United Egg Producers. June 8, 2021. Enhanced space in-state production or sale requirements. Source: United Egg Producers as of January 2022. U.S. Census data population estimates as of 2021.
2) USDA cage-free table egg layer flock estimates as of March 31, 2022.
3) Per United Egg Producers article published Feb. 2020 "Meeting cage-free commitments impossible for egg producers." https://www.feedstuffs.com/news/meeting-cage-free-commitments-impossible-egg-producers.
4) Based on capital required for industry to transition cage-free layer flock to ~70% of U.S. domestic layer flock for 2026 expected domestic needs for cage-free eggs. *USDA Egg Markets Overview* April 22, 2022. "Cage-free commitments as of March 2022 remain unchanged, requiring 66.7 billion cage-free eggs per year to meet 100% of needs from an approximately cage-free flock of 221 million hens...indicating a shortage of 130 million hens from the current non-organic cage-free flock of 90.5 million hens."
5) Company filings and news releases. Includes the impact of the March, 2022 announced $82.5 million investment in Kentucky and Utah locations.
6) Company filings.
7) Includes IRI data for cage-free, free-range and pasture-raised eggs. Percent of market share data based on shell egg dozens sold and share of sampled consumer retail spend for eggs sold for calendar year 2021 and calendar year 2022 as of March 13, 2022.

Slide 23 – Building on our sustainable cornerstone

1) As of April 1, 2022. For description of ISS ESG Ratings and Rankings visit https://www.issgovernance.com/esg/ratings/.
2) In each of fiscal years 2019, 2020 and 2021 we did not participate in any voluntary or involuntary market recalls for our products. In each of those fiscal years, we did not seek to market any notable quantities of our products to jurisdictions with market bans.
3) As of June 1, 2021, our enterprise transitioned to certify against SQF Edition 9 standards. SQF certification comprises the processing of fresh shell eggs that lead to finished eggs.
4) FAO.org. Emissions intensities. http://www.fao.org/faostat/en/#data/EI
5) Animal feeding operations that meet the regulatory definition of a CAFO may be regulated in accordance with the EPA's NPDES permitting requirements. A key element of NPDES permitting is a compliant nutrient management plan (NMP).
6) For more information about our blue, green and gray water management practices, please visit *Scaling our Sustainability*, our fiscal year 2020 Sustainability Report. https://www.calmainefoods.com/media/1188/calm-fy2020-sustainability-report.pdf.
7) The UEP Certified Program addresses the Five Freedoms of Animal Welfare, which seeks to help drive excellent care and quality of life for animals engaged in fresh shell egg production. https://uepcertified.com/
8) Board composition as of 3Q FY 2022.

Slide 27 – Key market indicators

1) CALM FY Urner Barry Southeast Large egg pricing. FY2022 reflects pricing through April 22, 2022.
2) Federal Reserve Bank of St. Louis data.
3) CBOT observed pricing. 1QFY 2020 to 3Q FY2022.

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